UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2019

SYNERGY PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35268	33-0505269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 2012

New York, New York 10170

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 297-0020

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.03              Bankruptcy or Receivership.

As previously announced, on December 12, 2018, Synergy Pharmaceuticals Inc., a Delaware corporation (the “Company”) and its wholly-owned subsidiary, Synergy Advanced Pharmaceuticals, Inc., a Delaware corporation (“Synergy Advanced” and together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”).

On March 13, 2019, following the hearing to approve the Third Amended Disclosure Statement for the Third Amended Joint Plan of Reorganization (the “Plan”) of Synergy Pharmaceuticals Inc. and its Debtor Affiliate (the “Disclosure Statement” and the hearing thereon, the “Disclosure Statement Hearing”), the Debtors, CRG Servicing LLC (“CRG”), the Official Committee of Unsecured Creditors (the “Creditors’ Committee”), and the Official Committee of Equity Security Holders (the “Equity Committee”) entered into a stipulation resolving the Equity Committee’s objections to the Debtors’ Motion for Entry of Order Approving Appointment and Compensation of Independent Director Nunc Pro Tunc to February 13, 2019  and certain of the Equity Committee’s objections to the Plan (the “Independent Director Settlement Stipulation”). Under the Independent Director Settlement Stipulation, the Creditors’ Committee agreed to support the Plan and the Equity Committee agreed not to object to specified provisions of the Plan.

Following the Disclosure Statement Hearing, the Equity Committee filed notices of appeal of the Order Approving Settlement of Objections to Prepetition Secured Obligations and Prepetition Liens (the “Make-Whole Settlement Order”) and the Final Order (I) Authorizing the Debtors to Obtain Postpetition Financing, (II) Authorizing the Debtors to Use Cash Collateral, (III) Granting Liens and Providing Superpriority Administrative Expense Status, (IV) Granting Adequate Protection, (V) Modifying the Automatic Stay, and (VI) Granting Related Relief  (collectively, the “Appeals”).

In response to the Appeals, CRG filed, on March 15, 2019, the Motion of CRG Servicing LLC for an Order, Pursuant to 11 U.S.C. § 105(a), (I) Enforcing Plan Settlement Stipulation, (II) Holding the Official Equity Committee and the Law Firm of Stevens & Lee, P.C. in Contempt of Court and (III) Imposing Sanctions  (the “Enforcement Motion”). CRG asserts in the Enforcement Motion that the Equity Committee’s commencement of the Appeals violates the Independent Director Stipulation and seeks entry of an order (a) compelling the Equity Committee to withdraw the Appeals and (b) holding the Equity Committee and the counsel representing the Equity Committee in the Appeals in contempt of court for having allegedly violated the Independent Director Stipulation. On March 18, 2019, the Creditors’ Committee filed a limited joinder to the Enforcement Motion.

Subsequent to the filing of the Appeals and the Enforcement Motion, the Debtors, CRG, the Creditors’ Committee, and the Equity Committee entered into further negotiations concerning remaining issues in dispute among the parties in the Chapter 11 Cases. These negotiations have resulted in a final settlement (the “Equity Committee Settlement”) of several matters in dispute among the parties, including (a) all actual and potential objections of the Equity Committee to the previously filed Plan; (b) the Appeals and the Enforcement Motion; (c) the underlying objections (to the extent that any remain) to the prepayment premium under the Company’s prepetition credit facility; and (d) certain matters relating to the retention and compensation of professional advisors to the Equity Committee. The Equity Committee Settlement contemplates, among other terms, that shareholders of the Company as of the date of confirmation of the Plan, will receive their pro rata share of a $1.375 million settlement payment (which will be paid from recoveries otherwise allocable to CRG). In comparison, shareholders are not estimated to receive any recovery under the previously filed Plan.

To effectuate the Equity Committee Settlement, the Debtors filed, on March 29, 2019, a Motion for Entry of an Order (i) Approving Settlement and (ii) Finding that the Proposed Modifications to the Proposed Plan do not Require Further Solicitation (the “Equity Committee Settlement Motion”), a copy of which is attached hereto as Exhibit 99.1. The Equity Committee Settlement Motion seeks entry of an order of the Court (a) approving the Equity Committee Settlement; (b) finding that the Equity Committee Settlement has no impact on the deemed rejection of the Plan by Company’s shareholders, such that the Company is not required to solicit shareholders’ votes on the Plan; (c) finding that no holders of allowed general unsecured claims against the Company are materially or adversely affected by the Equity Committee Settlement and, accordingly, that the Company is not required to resolicit votes on the Plan from holders of general unsecured claims; and (d) finding that notice of the Equity Committee Settlement Motion and the disclosure of the Equity Committee Settlement thereby satisfies any applicable and incremental requirements under 11 U.S.C. § 1125 with respect to the modified Plan.

Appended to the Equity Committee Settlement Motion is the Debtors’ proposed Fourth Amended Joint Plan of Reorganization of Synergy Pharmaceuticals Inc. and its Debtor Affiliate (the “Fourth Amended Plan”). The Fourth Amended Plan reflects certain amendments to the previously filed Plan necessary to effectuate the Equity Committee Settlement. A copy of the proposed Fourth Amended Plan is also attached hereto as Exhibit 99.2. Pursuant to the Equity Committee Settlement Motion, the Debtors seek an order of the Court deeming the previously filed Plan modified by the Fourth Amended Plan; however, in the event the Court does not grant the relief requested in the Equity Committee Settlement Motion, (a) the Debtors reserve their right to seek confirmation of the previously filed Plan and (b) the Equity Committee Settlement will not be enforceable and the rights of the settling parties prior to the execution of the Equity Committee Settlement shall be preserved. In addition, the Fourth Amended Plan remains subject to acceptance by certain of the Debtors’ creditors (as and to the extent required under the Bankruptcy Code) and confirmation by the Court.

A hearing on the Equity Committee Settlement Motion is scheduled for 11:00 a.m. (prevailing Eastern Time) on April 9, 2019, before the Court at One Bowling Green, Courtroom 601, New York, New York. Responses and objections to the Equity Committee Settlement Motion must be made in writing and properly filed and served, in accordance with the directions set forth in the notice of the Equity Committee Settlement Motion filed in the Chapter 11 Cases as docket entry 615, so as to be received on or before 4:00 p.m. (prevailing Eastern Time) on April 5, 2019. All security holders of the Company are urged to review the Equity Committee Settlement Motion and the Fourth Amended Plan carefully in their entireties.

Cautionary Information Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Filings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11

Filings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

A plan of reorganization or liquidation may result in the Company’s stockholders receiving no distribution on account of their interests and cancellation of their existing stock. If certain requirements of the Bankruptcy Code are met, a Chapter 11 plan can be confirmed notwithstanding its rejection by the Company’s equity securityholders and notwithstanding the fact that such equity securityholders do not receive or retain any property on account of their equity interests under the plan.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on our current expectations, estimates, and projections about the businesses and prospects of the Company and its subsidiaries (“we” or “us”), as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements discuss, among other matters: the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity or results of operations, changes in the Company’s ability to meet financial obligations during the Chapter 11 process or to maintain contracts that are critical to the Company’s wind-down of its affairs, the outcome or timing of the Chapter 11 process, the effect of the Chapter 11 Cases on the Company’s relationships with third parties, regulatory authorities and employees in connection with the Company’s wind-down of its affairs, proceedings that may be brought by third parties in connection with the Chapter 11 process, the ability of the Company to fund the wind-down of its affairs and the timing or amount of any distributions to the Company’s stakeholders, any statements or assumptions underlying any of the foregoing as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 10, 2018, August 8, 2018 and November 9, 2018 and Form 10-K filed with the SEC on March 1, 2018, and similar disclosures in subsequent reports filed with the SEC. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Additional Information Regarding the Chapter 11 Cases

Information about the Chapter 11 process, as well as court filings and other documents related to the reorganization proceedings, is available through the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/Synergy or 855-388-4579. Information contained on, or that can be accessed            through, such web site or the Court’s web site is not part of this Current Report.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Debtors’ Motion for Entry of an Order (i) Approving Settlement and (ii) Finding that the Proposed Modifications to the Proposed Plan do not Require Further Solicitation.
99.2	Fourth Amended Joint Plan Of Reorganization of Synergy Pharmaceuticals Inc. and its Debtor Affiliate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNERGY PHARMACEUTICALS INC.

Dated: April 1, 2019	By:	/s/ Troy Hamilton
Troy Hamilton
Chief Executive Officer